SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.      )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

COHU, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 AMENDMENT TO THE COHU 1998 STOCK OPTION PLAN
PROPOSAL NO. 3 RATIFICATION OF INDEPENDENT AUDITORS

COHU
12367 Crosthwaite Circle
Poway, California 92064-6817

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 11, 2004

TO OUR STOCKHOLDERS:

     The Annual Meeting of Stockholders of Cohu, Inc. (“Cohu”) will be held at the Cohu corporate offices, located at 12367 Crosthwaite Circle, Poway, California 92064-6817 on Tuesday, May 11, 2004, at 2:00 p.m. Pacific Time, for the following purposes:

1.	To elect two directors, each for a term of three years.

2.	To approve an amendment to the Cohu 1998 Stock Option Plan, increasing the shares of stock subject to the Plan by 1,000,000.

3.	To ratify the appointment of Ernst & Young LLP as Cohu’s independent auditors for 2004.

4.	To act upon such other matters as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record of Cohu at the close of business on March 16, 2004, will be entitled to vote at the meeting.

     Since the holders of a majority of the outstanding shares of voting stock of Cohu entitled to vote at the meeting must be represented to constitute a quorum, all stockholders are urged either to attend the meeting in person or to vote by proxy.

     A complete list of the stockholders of record entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder, will be available at Cohu’s corporate offices, for the examination of any stockholder during normal business hours for a period of ten days immediately prior to the meeting.

     Please sign, date and return the enclosed proxy in the envelope enclosed for your convenience. Alternatively, stockholders may vote by telephone or electronically via the internet. Please refer to the instructions included with the proxy for additional details. If you attend the meeting you may revoke your proxy and vote in person. You may also revoke your proxy by delivering a written notice to the Secretary of Cohu, or by submitting another duly signed proxy bearing a later date.

By Order of the Board of Directors,

John H. Allen
Secretary

Poway, California
April 1, 2004

YOUR VOTE IS IMPORTANT

     IN ORDER TO INSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE BY TELEPHONE OR VIA THE INTERNET.

Cohu, Inc.
12367 Crosthwaite Circle
Poway, California 92064-6817

PROXY STATEMENT

GENERAL INFORMATION

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of Cohu, Inc., a Delaware corporation (“Cohu”), of your proxy for use at the Annual Meeting of Stockholders to be held on Tuesday, May 11, 2004, at 2:00 p.m. Pacific Time at the Cohu corporate offices, located at 12367 Crosthwaite Circle, Poway, California 92064-6817 (the “Meeting”). This proxy statement, proxy card and the Cohu 2003 Annual Report are being mailed to all stockholders on or about April 1, 2004.

     On March 16, 2004, the record date fixed by the Board of Directors, Cohu had outstanding 21,435,744 shares of Common Stock.

Voting Procedures

     As a stockholder of Cohu, you have a right to vote on certain business matters affecting Cohu. The proposals that will be presented at the Meeting and upon which you are being asked to vote are discussed under “Proposal No 1”, “Proposal No. 2” and “Proposal No. 3”. Each share of Cohu’s common stock you own entitles you to one vote. In the election of directors, stockholders may cumulate their votes as described below.

Methods of Voting

     You may vote by mail, by telephone, over the Internet or in person at the Meeting. Your shares will be voted in accordance with the instructions you indicate. If you do not indicate your voting instructions, your shares will be voted FOR the two named nominees for directors, FOR the approval of an amendment to the Cohu 1998 Stock Option Plan, FOR the ratification of the appointment of Ernst & Young LLP as Cohu’s independent auditors for 2004 and in the discretion of the proxies (as defined below) as to other matters that may properly come before the Meeting.

     Voting by Mail. By signing and returning the proxy card in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card (known as “proxies”) to vote your shares at the Meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the Meeting. In this way, your shares will be voted if you are unable to attend the Meeting. If you received more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

     Voting by Telephone. To vote by telephone, please follow the instructions included on your proxy card. If you vote by telephone, you do not need to complete and mail your proxy card.

     Voting over the Internet. To vote over the Internet, please follow the instructions included on your proxy card. If you vote over the Internet, you do not need to complete and mail your proxy card.

     Voting in Person at the Meeting. If you plan to attend the Meeting and vote in person, we will provide you with a ballot at the Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. If you wish to vote at the Meeting, you will need to bring with you to the Meeting a legal proxy from your broker or other nominee authorizing you to vote such shares.

Revoking Your Proxy

     You may revoke your proxy at any time before it is voted at the Meeting. In order to do this, you must:

•	enter a new vote over the Internet, by telephone or by signing and returning another proxy card bearing a later date;

•	provide written notice of the revocation to Cohu’s Secretary; or

•	attend the Meeting and vote in person.

Quorum Requirement

     A quorum, which is a majority of the outstanding shares entitled to vote as of the record date, March 16, 2004, must be present in order to hold the Meeting and to conduct business. Shares are counted as being present at the Meeting if you appear in person at the Meeting or if you vote your shares over the Internet, by telephone or by submitting a properly executed proxy card. If any broker non-votes (as described below) are present at the Meeting, they will be counted as present for the purpose of determining a quorum.

Votes Required for the Proposals

     The votes required and the method of calculation for the proposals to be considered at the Meeting are as follows. For Proposal No. 1, the two nominees receiving the highest number of votes, in person or by proxy, will be elected as directors. You may vote “for” the nominees for election as directors or you may “withhold” your vote with respect to one or more nominees. In the election of directors, stockholders may, as provided for in the Cohu Amended and Restated Certificate of Incorporation, cumulate their votes, giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder’s shares are normally entitled, or distribute the stockholder’s votes on the same principle among as many candidates as the stockholder thinks fit. A stockholder may not cumulate his or her votes for a candidate unless a stockholder has given notice at the Meeting (whether by proxy or in person) prior to the voting, of his or her intention to cumulate his or her votes. If any stockholder gives such notice all stockholders may then cumulate their votes. Management of Cohu is hereby soliciting discretionary authority to cumulate votes represented by proxies if cumulative voting is involved.

     The affirmative vote of a majority of Cohu common shares, cast at the Meeting, in person or by proxy, is required for approval of Proposal No. 2, the amendment to the Cohu 1998 Stock Option Plan and Proposal No. 3, the ratification of the appointment of Ernst & Young LLP as Cohu’s independent auditors for 2004.

     If you return a proxy card that withholds your vote from the election of all directors, your shares will be counted as present for the purpose of determining a quorum but will not be counted in the vote on the proposal.

Broker Non-Votes

     If your shares are held in the name of a broker and you do not return a proxy card, brokerage firms have authority to vote your non-voted shares (known as “broker non-votes”) on certain routine matters. Consequently, if you do not give a proxy to vote your shares, your brokerage firm may either leave your shares unvoted or vote your shares on these routine matters. To the extent your brokerage firm votes shares on your behalf on these proposals, your shares will be included in the determination of whether a quorum is present at the Meeting.

     Proposal No. 2 is NOT considered a routine matter and if a stockholder does not instruct his or her broker on how to vote on this proposal, then such broker will not have the authority to vote such shares.

Abstentions

     If you abstain from voting “for” or “against” a proposal, your abstention will be included in determining whether or not a quorum is present.

Voting Confidentiality

     Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. Information will not be disclosed except as required by law.

Voting Results

     Final voting results will be announced at the Meeting and will be published in Cohu’s Quarterly Report on Form 10-Q for the second quarter of 2004, filed with the Securities and Exchange Commission. After the report is filed, you may obtain a copy by:

•	visiting our website at www.cohu.com;

•	contacting our Investor Relations department at 858-848-8100; or

•	viewing our Form 10-Q for the second quarter of 2004 on the SEC’s website at www.sec.gov.

Proxy Solicitation Costs

     Cohu will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Cohu has not engaged an outside solicitor in connection with this proxy solicitation. We will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding the proxy materials to you.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

     The Cohu Amended and Restated Certificate of Incorporation divides the directors into three classes whose terms expire at successive annual meetings over a period of three years. One class of directors is elected for a term of three years at each annual meeting with the remaining directors continuing in office. At the Meeting, two Class 3 directors are to be elected for a term expiring in 2007. It is intended that the shares represented by proxies in the accompanying form will be voted by the proxy holders for the election of the two nominees named below. In the event the election of directors is to be by cumulative voting, the proxy holders will vote the shares represented by proxies in such proportions as the proxy holders see fit. Should the nominees decline or become unable to accept nomination or election, which is not anticipated, the proxies will be voted for such substitute nominee as may be designated by a majority of the Board of Directors. There is no family relationship between the nominees, other directors or any of Cohu’s executive officers. The Board of Directors recommends a vote in favor of the two nominees named below.

Nominees Whose Terms Expire in 2007 — Class 3

			Director
Name	Age	Principal Occupation	Since
James W. Barnes	74	Retired President and Chief Executive Officer of Cohu from 1983 to March, 1996.	1983

James A. Donahue	55	President and Chief Executive Officer of Cohu since June, 2000; President and Chief Operating Officer of Cohu from October, 1999 to June, 2000; President of Delta Design, Inc., a wholly owned subsidiary of Cohu, since May, 1983. Mr. Donahue is also a director of Standard Microsystems Corporation.	1999

INFORMATION CONCERNING OTHER DIRECTORS

Directors Whose Terms Expire in 2005 — Class 1

			Director
Name	Age	Principal Occupation	Since
Robert L. Ciardella	51	President of Asymtek (a subsidiary of Nordson Corporation) since 1983. Asymtek designs, develops, manufactures and sells semiconductor and circuit board assembly equipment.	2003

Charles A. Schwan	64	Chairman of the Board; Retired Chief Executive Officer of Cohu since June, 2000; Chairman and Chief Executive Officer of Cohu from July, 1999 to June, 2000; President and Chief Executive Officer of Cohu from March, 1996 to July, 1999; Executive Vice President and Chief Operating Officer of Cohu from September, 1995 to March, 1996; Vice President, Finance of Cohu from 1983 until September, 1995.	1990

Directors Whose Terms Expire in 2006 — Class 2

			Director
Name	Age	Principal Occupation	Since
Harry L. Casari	67	Retired Partner, Ernst & Young LLP. Mr. Casari is also a director of Meade Instruments Corp.	1995

Harold Harrigian	69	Retired Partner and Director of Corporate Finance, Crowell, Weedon & Co.	1998

PROPOSAL NO. 2
AMENDMENT TO THE COHU 1998 STOCK OPTION PLAN

     The Cohu Board of Directors has approved and recommended for adoption an amendment to the Cohu 1998 Stock Option Plan (the “1998 Plan”). The amendment, if approved by Cohu’s stockholders, would increase the shares of stock available for issuance under the 1998 Plan by 1,000,000 to 3,850,000. The only other changes made to the 1998 Plan since Cohu stockholders approved an amendment to the 1998 Plan at the 2002 Annual Meeting of Stockholders are (i) to prohibit the repricing of outstanding stock options without the approval of stockholders and (ii) to eliminate the ability of the board of directors to grant options at less than fair market value on the date of grant. We believe strongly that approval of the amendment to increase the number of shares available under the 1998 Plan is essential to our continued success. Our employees are our most valuable assets. Stock options are vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we must compete. Options are also crucial to our ability to motivate employees to achieve Cohu’s long-term goals. The affirmative vote of the holders of a majority of shares voting in person or by proxy at the Meeting (provided a quorum is present) will be required to approve the amendment to the 1998 Plan. Any discrepancy between the language of the 1998 Plan and the summary provided herein shall be resolved in favor of the 1998 Plan language.

Purpose

     The 1998 Plan is intended to make available shares of stock to enable selected officers and employees to purchase Common Stock of Cohu. This will assist Cohu in retaining the services of employees holding key positions with Cohu and attracting new employees capable of filling key positions, providing an incentive for such employees and encouraging stock ownership by participants thereby aligning their interests with those of Cohu’s stockholders.

Administration

     The 1998 Plan is administered by the Cohu Compensation Committee (the “Committee”). The members of the Committee must qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934 and as “outside directors” under Section 162(m) of the Internal Revenue Code. The Committee will have final power to construe and interpret the 1998 Plan and to grant options thereunder and to determine all questions that may arise in the administration of the 1998 Plan. The Committee has been authorized by the Board to determine the persons to whom and the dates on which options will be granted, the number of shares to be subject thereto, the time or times during the term of each option within which all or a portion of such option may be exercised and all other terms of the options. The Committee shall have the right to adopt, amend and repeal rules and regulations concerning the administration of the 1998 Plan. The Board may also appoint an “Employee Option Committee” consisting of one or more directors which is authorized to grant options to employees (other than executive officers) subject to such limitations as may be established by the Board.

Term, Amendment and Termination

     The Board or the Committee may suspend or terminate the 1998 Plan at any time. Unless sooner terminated by the Committee, the term of the 1998 Plan shall be for ten (10) years from the commencement date. Termination of the 1998 Plan shall not affect any rights previously granted thereunder. The Committee may terminate, modify or amend the 1998 Plan from time to time, provided that stockholder approval would be required with respect to any amendment which would (i) increase the number of shares of Common Stock reserved for issuance upon exercise of options pursuant to the 1998 Plan, (ii) modify the requirements as to eligibility to receive incentive stock options under the 1998 Plan, (iii) modify the 1998 Plan in any other way if such modification requires stockholder approval under applicable law, regulation or rule or (iv) reprice any outstanding option by either amendment or cancellation and regrant of a new lower priced option.

Eligibility

     Stock options may be granted only to employees (including officers and directors who are also employees) of Cohu or its parent or subsidiaries or to individuals who are rendering services as consultants, advisors, or other independent contractors to Cohu or its parent or subsidiaries.

     No incentive stock option may be granted to a person who, at the time of the grant, owns, directly or indirectly, stock constituting more than ten percent (10%) of the total combined voting power of all classes of stock of Cohu entitled to vote or of any parent or subsidiary thereof, unless the exercise price of the stock subject to the option is at least one hundred and ten percent (110%) of the fair market value of such stock on the date the option is granted and the term of the option does not exceed five (5) years from the date of grant.

     All employees are eligible for consideration to be granted stock options under the 1998 Plan. Cohu has historically granted stock options to those employees that are considered vital to the Company’s success or who have demonstrated outstanding job performance and have the potential to advance within the Company. At March 12, 2004, approximately 300 of Cohu’s 800 employees have been granted stock options under the 1998 Plan.

Shares Reserved for Issuance

     If approved by Cohu’s stockholders, a total of 3,850,000 shares of the $1.00 par value Common Stock of Cohu shall be reserved for issuance pursuant to the 1998 Plan, subject to adjustment in the event of stock dividends, splits, subdivisions or combinations. At March 12, 2004, Cohu had 2,435,212 options outstanding under all existing employee stock option plans and 406,123 shares available for grant under such plans.

Terms of Options

     Set forth below is a description of terms of options granted pursuant to the 1998 Plan, provided, however, that individual option grants in any particular case may be more restrictive as to any or all of the terms described below. The Committee may grant nonqualified stock options, incentive stock options or a combination thereof. During any calendar year no participant may be granted options for more than 200,000 shares.

     a. Price. The purchase price per share deliverable upon the exercise of an incentive stock option shall not be less than the fair market value of a share on the date of grant. The purchase price per share deliverable upon the exercise of an incentive stock option granted to a person, who at the time of grant, owns directly or indirectly, stock constituting more than ten percent (10%) of the total combined voting power of all classes of stock of Cohu entitled to vote (or a parent or subsidiary thereof), must be at least one hundred and ten percent (110%) of the fair market value of such stock on the date the option was granted. The purchase price per share deliverable upon exercise of a nonqualified stock option shall be not less than the fair market value of a share on the date of grant of the nonqualified stock option. The exercise price of options granted under the 1998 Plan may be paid either (i) in cash at the time the option is exercised, (ii) by delivery to Cohu of other Common Stock of Cohu owned by the optionee, (iii) at the discretion of the Committee, by execution of a recourse promissory note, (iv) pursuant to Regulation T (“cashless exercise”) or (v) any combination of the above.

     b. Option Exercise. A stock option may be exercisable, in part or in full, at any time and from time to time twelve months after the date of grant (and during an exercise period) and may be subject to such performance criteria and conditions as shall be determined by the Committee on a case-by-case basis and such exercise period and restrictions shall be described in the agreement evidencing the stock option. The exercise period applicable to any incentive stock option shall not exceed ten (10) years from the date of grant and in certain circumstances may not exceed five (5) years.

     c. Nonassignability. No incentive stock option may be transferred by an optionee other than by will or by the laws of descent and distribution. During the lifetime of an optionee, an incentive stock option may be exercised only by the optionee. A nonqualified stock option may be transferred to the extent authorized by the Committee in any individual stock option agreement.

     d. Expiration Following Termination of Employment. Under the 1998 Plan, an option will terminate immediately upon the optionee ceasing to be employed by Cohu or a parent or subsidiary thereof, unless the option by its terms specifically provides otherwise. If termination is due to disability of the optionee, the optionee or his or her legal representative will have no more than three (3) months from the date of disability to exercise the option, to the extent the option was exercisable on the date of termination. If termination is due to the death of the optionee, his or her legal representatives will have no more than one (1) year from the date of death to exercise the option, to the extent such option was exercisable on the date of death.

Adjustment Provisions

     If there is a change in the Common Stock subject to the 1998 Plan through recapitalization, stock dividend, stock split, combination or otherwise, appropriate adjustments shall be made to the maximum number of shares subject to the 1998 Plan, the annual limit on stock options that may be granted to an individual and to the number and exercise price of any outstanding options thereunder.

Reorganization

     A “Reorganization” shall be deemed to have occurred when Cohu and/or its stockholders enter into an agreement to dispose of all or substantially all the assets of Cohu or an amount of the outstanding stock of Cohu sufficient to constitute effective control of Cohu by means of a sale, merger, reorganization, separation, liquidation or any other transaction. In the event of a Reorganization, the “Acquiring Corporation” may assume Cohu’s rights and obligations under outstanding stock options or substitute options for the Acquiring Corporation’s stock for such outstanding stock options. In the event the Acquiring Corporation elects not to assume or substitute for such outstanding stock options in connection with the Reorganization, any unexercisable and/or unvested portion of the outstanding stock options shall be immediately exercisable and vested as of the date thirty (30) days prior to the date of the Reorganization. Any stock options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Reorganization nor exercised as of the date of the Reorganization shall terminate and cease to be outstanding effective as of the date of the Reorganization.

Certain U.S. Federal Income Tax Consequences

     The following summary of the U.S. federal income tax consequences to participants and Cohu of the acquisition and disposition of shares under the 1998 Plan does not purport to be complete and participants in the 1998 Plan should refer to the applicable provisions of the Internal Revenue Code (“IRC”), or consult their own tax advisor. The summary does not address other taxes that may affect an individual such as state and local income taxes, federal and state estate, inheritance and gift taxes and foreign taxes. Furthermore, the tax consequences described below are complex and subject to change and a taxpayer’s personal situation may be such that some variation of the described rules applies.

     Cohu may deduct from amounts otherwise due an optionee under a stock option or from any wages or other compensation payable to such optionee any sums required by federal, state or local tax to be withheld with respect to the exercise or disposition of any option or other right, or require the optionee to pay such sums as a condition of the issuance of shares. The 1998 Plan is not qualified under IRC Section 401(a) and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

     The grant of a nonqualified stock option generally will not result in taxable income to the optionee at the time of grant and ordinary income will be realized by an optionee at the time of exercise of a nonqualified option in the amount by which the fair market value of the Common Stock on the date of exercise exceeds the exercise price. Cohu will be entitled to a deduction from income for federal income tax purposes in an amount equal to the ordinary income recognized by the optionee in such case. Any subsequent disposition of the shares acquired pursuant to a nonqualified option will result in gain or loss to the optionee in an amount equal to the difference between the sale price and the market price at date of exercise.

     With respect to incentive stock options, the excess of the fair market value of stock received upon exercise over the exercise price is taken into account for purposes of the alternative minimum tax described under Section 55 of the IRC. Otherwise, there are generally no tax consequences to either Cohu or an optionee connected with the grant or the exercise of an incentive stock option. If the stock acquired under an incentive stock option is not disposed of within two years from the date of grant nor within one year from the date of exercise, any gain on the sale thereof will generally be treated as capital gain to the optionee, with no tax consequences to Cohu. If the stock is sold prior to such time, the optionee will recognize, at the time of sale, ordinary income equal to the lesser of the gain on the sale or the difference between the option price and the fair market value of the stock on the date of exercise and any additional gain will be treated as capital gain. Cohu may have a tax deduction equal to the ordinary income recognized by the optionee.

Accounting Treatment

     Under current accounting rules, option grants made to employees under the 1998 Plan that have fixed exercise prices that are equal to or greater than the fair market value per share on the grant date and that have a fixed number of shares as associated with the award do not require a direct charge to Cohu’s reported earnings. However, the fair value of those awards is required to be disclosed in the notes to Cohu’s financial statements, and Cohu also must disclose, in the notes to its financial statements, the pro forma impact those awards would have upon Cohu’s reported earnings and earnings per share were the fair value of those awards at the time of grant treated as compensation expense over the expected life of the award.

     The Financial Accounting Standards Board (“FASB”) has initiated a project to consider the appropriate accounting treatment for employee stock options. It is possible that the FASB will require that compensation expense be recorded in the historical financial statements for all stock option grants, including those that have fixed exercise prices that are equal to or greater than the fair market value per share of the Common Stock on the grant date similar to Cohu’s. Accordingly, the foregoing summary of the applicable accounting treatment for options may change substantially.

Board Recommends Approval

     The Board of Directors recommends that the stockholders approve the amendment to the 1998 Plan. The affirmative vote of a majority of shares present, in person or by proxy, at the Meeting (provided a quorum is present) is required to approve the amendment to the 1998 Plan.

PROPOSAL NO. 3
RATIFICATION OF INDEPENDENT AUDITORS

     The Audit Committee of the Board has appointed Ernst & Young LLP as independent auditors to audit Cohu’s consolidated financial statements for the year ending December 31, 2004. Ernst & Young LLP served as Cohu’s independent auditors for the year ended December 31, 2003 and also provided certain tax and other audit related services. See “Principal Accountant Fees and Services” beginning on page 14. Representatives of Ernst & Young LLP are expected to attend the Meeting, where they are expected to be available to respond to appropriate questions and, if they desire, to make a statement.

     Our Board recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as Cohu’s independent auditors for the year ending December 31, 2004. If the appointment is not ratified, the Board will consider whether it should select other independent auditors.

Board Recommends Approval

     The Board of Directors recommends that the stockholders approve the ratification of the appointment of Ernst & Young LLP as Cohu’s independent auditors for the year ending December 31, 2004. The affirmative vote of a majority of shares present, in person or by proxy at the Meeting (provided a quorum is present) is required to approve the ratification of the appointment of Ernst & Young LLP.

BOARD OF DIRECTORS AND COMMITTEES

Board Independence

     The Board has determined that each director included under “Independent Directors” in the table below and who is a member of the committees described below has no material relationship with Cohu (either directly or as a partner, shareholder or officer of an organization that has a relationship with Cohu) and is “independent” within the meaning of Cohu’s director and Nasdaq Stock Market independence standards, as currently in effect and as they may be changed from time to time.

Board Structure and Committee Composition

     As of the date of this proxy statement, our Board has six directors and the following three committees: (1) Audit, (2) Compensation and (3) Nominating and Governance. The Nominating and Governance Committee was established on March 1, 2004. The membership during 2003 and the function of each of the committees are described below. Each of the committees operates under a written charter adopted by the Board. All of the committee charters are available on Cohu’s website at www.cohu.com/investors/corporategovernance. During 2003, the Board held eight meetings. Each director attended at least 75% of all Board and applicable Committee meetings. Directors are encouraged to attend annual meetings of Cohu stockholders. All five directors attended the last annual meeting of stockholders held on May 13, 2003 (see Note 3 below).

Nominating and
Name of Director	Audit		Compensation		Governance
Independent Directors:
James W. Barnes (1)	(X	)	(X	)
Harry L. Casari (2)	X		X	*	X
Robert L. Ciardella (3)	X		X		X *
Harold Harrigian (2)	X	*	X		X
Other Directors:
James A. Donahue
Charles A. Schwan (Chairman)
Number of Meetings in 2003	4		3		0

X = Committee member; * = Chair; (X) = Former Committee member;

(1)	Mr. Barnes’ last meeting as a member of the Audit and Compensation Committees was July 22, 2003.

(2)	Audit Committee financial expert as defined by Securities and Exchange Commission (“SEC”) Rules.

(3)	Mr. Ciardella was first appointed to the Board on July 22, 2003 and his first meeting as a member of the Audit and Compensation Committees was July 22, 2003.

Audit Committee

     Cohu has a separately designated standing Audit Committee established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934, as amended. The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of Cohu’s financial statements, Cohu’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and risk assessment and risk management. Among other things, the Audit Committee prepares the Audit Committee report for inclusion in the annual proxy statement; annually reviews the Audit Committee charter and the committee’s performance; appoints, evaluates and approves the fees of Cohu’s independent auditors; reviews and approves the scope of the annual audit, the audit fee and the financial statements; reviews Cohu’s disclosure controls and procedures, internal controls, information security policies and corporate policies with respect to financial information and earnings guidance; oversees investigations into complaints concerning financial matters; and reviews other risks that may have a significant impact on Cohu’s financial statements. The Audit Committee works closely with management as well as Cohu’s independent auditors. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from Cohu for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

     The report of the Audit Committee is included herein beginning on page 13. The charter of the Audit Committee is available at www.cohu.com/investors/corporategovernance and is also included herein as Appendix A.

Compensation Committee

     The Compensation Committee discharges the Board’s responsibilities relating to compensation of Cohu’s executives and directors; produces an annual report on executive compensation for inclusion in Cohu’s proxy statement; provides general oversight of Cohu’s compensation structure, including Cohu’s equity compensation plans and benefits programs and retains and approves the terms of the retention of any compensation consultants and other compensation experts. Other specific duties and responsibilities of the Compensation Committee include; reviewing and approving objectives relevant to executive officer compensation, evaluating performance and determining the compensation of executive officers in accordance with those objectives; approving employment agreements for executive officers; approving and amending Cohu’s incentive compensation and stock option programs (subject to stockholder approval if required); approving any changes to non-equity based benefit plans involving a material financial commitment by Cohu; recommending to the Board director compensation; monitoring director and executive stock ownership; and annually evaluating its performance and its charter.

     The report of the Compensation Committee is included herein beginning on page 15. The charter of the Compensation Committee is available at www.cohu.com/investors/corporategovernance and is also included herein as Appendix B.

Nominating and Governance Committee

     The Nominating and Governance Committee identifies individuals qualified to become Board members, consistent with criteria approved by the Board; oversees the organization of the Board to discharge the Board’s duties and responsibilities properly and efficiently; and identifies best practices and recommends corporate governance principles, including giving proper attention and making effective responses to stockholder concerns regarding corporate governance. Other specific duties and responsibilities of the Nominating and Governance Committee include: annually assessing the size and composition of the Board; developing membership qualifications for Board committees; defining specific criteria for director independence; monitoring compliance with Board and Board committee membership criteria; annually reviewing and recommending directors for continued service; coordinating and assisting management and the Board in recruiting new members to the Board; annually, and together with the Chairman of the Compensation Committee, evaluating the performance of the Chairman of the Board and CEO and presenting the results of the review to the Board and to the Chairman and CEO; reviewing and recommending proposed changes to Cohu’s charter or bylaws and Board committee charters; assessing periodically and recommending action with respect to stockholder rights plans or other stockholder protections; recommending Board committee assignments; reviewing and approving any employee director standing for election for outside for-profit boards of directors; reviewing governance-related stockholder proposals and recommending Board responses; overseeing the evaluation of the Board and management and conducting a preliminary review of director independence and the financial literacy and expertise of Audit Committee members. The Chair of the Nominating and Governance Committee receives communications directed to non-management directors.

     The charter of the Nominating and Governance Committee is available at www.cohu.com/investors/corporategovernance and is also included herein as Appendix C.

Stockholder nominees

     The policy of the Nominating and Governance Committee is to consider properly submitted stockholder nominations for candidates for membership on the Board as described below under “Identifying and Evaluating Nominees for Directors.” In evaluating such nominations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth under “Director Qualifications.” Any stockholder nominations proposed for consideration by the Nominating and Governance Committee should include the nominee’s name and qualifications for Board membership and should be addressed to:

Corporate Secretary
Cohu, Inc.
12367 Crosthwaite Circle
Poway, CA 92064-6817

     In addition, the bylaws of Cohu permit stockholders to nominate directors for consideration at an annual stockholder meeting. For a description of the process for nominating directors in accordance with Cohu’s bylaws, see “Stockholder Proposals – 2005 Annual Meeting “ beginning on page 17.

Director Qualifications

     Cohu’s Corporate Governance Guidelines are available at www.cohu.com/investors/corporategovernance and contain Board membership criteria that apply to Nominating and Governance Committee-recommended nominees for a position on Cohu’s Board. Under these criteria, members of the Board should have the highest professional and personal ethics and values, consistent with longstanding Cohu values and standards. They should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all stockholders.

Identifying and Evaluating Nominees for Directors

     Our Nominating and Governance Committee was formed on March 1, 2004 and we anticipate using a variety of methods for identifying and evaluating nominees for director. The Nominating and Governance Committee will assess the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Governance Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating and Governance Committee, and may be considered at any point during the year. As described above, the Nominating and Governance Committee considers properly submitted stockholder nominations for candidates for the Board. Following verification of the stockholder status of persons proposing candidates, recommendations will be aggregated and considered by the Nominating and Governance Committee at a regularly scheduled meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials will be forwarded to the Nominating and Governance Committee. The Nominating and Governance Committee will also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a stockholder. In evaluating such nominations, the Nominating and Governance Committee will seek to achieve a balance of knowledge, experience and capability on the Board.

Executive Sessions

     Executive sessions of independent directors are held at least three times a year. The sessions are scheduled and chaired by the Chair of the Nominating and Governance Committee. Any independent director can request that an additional executive session be scheduled.

Communications with the Board

     Individuals may communicate with the Board, including the non-management directors, by submitting an e-mail to Cohu’s Board at corp@cohu.com or by sending a letter to the Cohu Board of Directors, c/o Corporate Secretary, Cohu, Inc., 12367 Crosthwaite Circle, Poway, California 92064-6817.

Directors’ Compensation

     During 2003, independent directors received (i) an annual retainer of $20,000; (ii) $5,000 annually for their services as Chairman of a Board Committee and (iii) other members of each committee each receive an additional annual fee of $2,500. The Cohu 1996 Outside Directors Stock Option Plan, as amended, provides that each director who is not a current or former management employee of Cohu will receive an automatic grant of an option to purchase 20,000 shares of Cohu’s Common Stock upon their appointment to the Board and an annual grant of an option to purchase 5,000 shares thereafter. Options granted under this plan have an exercise price equal to the fair market value on the grant date. Cohu pays the cost of health care insurance premiums and expenses for certain directors and their spouses. Mr. Schwan is paid $35,000 per annum for his services as Chairman of the Board.

CODE OF BUSINESS CONDUCT AND ETHICS

     Cohu has adopted a Code of Business Conduct and Ethics (the “Code”). The Code applies to all of Cohu’s Board of Directors and employees including the principal executive officer, principal financial officer and principal accounting officer. The Code, among other things, is designed to promote:

1.	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.	Full, fair, accurate, timely and understandable disclosure in reports and documents that Cohu files with, or submits to, the SEC and in other public communications made by Cohu;

3.	Compliance with applicable governmental laws, rules and regulations;

4.	The prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

5.	Accountability for adherence to the Code.

     The Code is available at www.cohu.com/investors/corporategovernance and is included as Exhibit 14 to Cohu’s Annual Report on Form 10-K for the year ended December 31, 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of Cohu’s Common Stock as of February 13, 2004 by (i) each person known by Cohu, based on information provided by such person, to own more than 5% of Cohu’s Common Stock; (ii) each director of Cohu; (iii) each named executive officer included in the “Summary Compensation Table”; and (iv) all directors and executive officers as a group.

	Amount and nature of		Percent
Name and address of beneficial owner	beneficial ownership (1)		of class (2)
Systematic Financial Management, L.P.	1,630,917	(3)	7.61%
300 Frank W. Burr Blvd. Teaneck, NJ 07666
Nicholas J. Cedrone	1,336,138	(4)	6.24%
One Monarch Drive Littleton, MA 01460
Barclays Global Investors, NA.	1,231,337	(5)	5.75%
45 Fremont Street San Francisco, CA 94105
John H. Allen	129,778		*
James W. Barnes	350,819		1.64%
Harry L. Casari	15,350		*
Robert L. Ciardella	—		*
James A. Donahue	326,100		1.51%
Harold Harrigian	20,350		*
Charles A. Schwan	204,584		*
All directors and executive officers as a group (7 persons)	1,046,981		4.80%

*	Less than 1%

(1)	Includes 111,250, 13,750, 231,288, 18,750 and 375,038 shares issuable upon exercise of stock options held by Mr. Allen, Mr. Casari, Mr. Donahue and Mr. Harrigian and all directors and executive officers as a group, respectively, that were exercisable on or within 60 days of February 13, 2004.

(2)	Computed on the basis of 21,427,494 shares of common stock outstanding as of February 13, 2004, plus, with respect to each person holding options to purchase common stock exercisable within 60 days of February 13, 2004, the number of shares of common stock issuable upon exercise thereof.

(3)	According to Schedule 13G filed with the Securities and Exchange Commission on February 12, 2004, Systematic Financial Management, L.P. reported that it had sole voting and dispositive power with respect to 1,408,881 and 1,630,917 shares, respectively, and no shared voting or dispositive power with respect to these shares.

(4)	According to Schedule 13G filed with the Securities and Exchange Commission on January 30, 2004.

(5)	According to Schedule 13G filed with the Securities and Exchange Commission on February 17, 2004, Barclays Global Investors, NA. reported it had sole voting and dispositive power with respect to 767,129 shares and Barclays Global Fund Advisors reported it had sole voting and dispositive power with respect to 378,194 shares

COMPENSATION OF EXECUTIVE OFFICERS AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

     The following table discloses compensation paid to Cohu’s Chief Executive Officer and the other executive officer whose aggregate cash compensation exceeded $100,000 (the “Named Executive Officers”) during the last three years.

SUMMARY COMPENSATION TABLE

				Long Term
				Compensation
		Annual		Awards
		Compensation		Securities Underlying	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Options (#)	Compensation ($) (2)
James A. Donahue	2003	374,062	100,000	70,000	18,962
President and	2002	315,002	70,000	70,000	15,400
Chief Executive Officer	2001	324,425	—	—	6,800

John H. Allen	2003	231,542	50,000	30,000	7,841
Vice President, Finance & Chief	2002	197,634	30,000	30,000	7,188
Financial Officer, Secretary	2001	205,612	35,000	—	6,800

(1)	The amounts shown in this column reflect payments under Cohu’s Incentive Bonus Plan for key executives or other amounts paid at the discretion of the Cohu Board of Directors.

(2)	The amounts shown in this column reflect Cohu’s contributions to the Employees’ Retirement 401(k) Plan and the Cohu, Inc. Deferred Compensation Plan.

Incentive Bonus Plan

     Cohu had an incentive bonus plan for key executives in effect through 2003. Under this plan, corporate officers may receive incentive compensation based on overall corporate earnings performance and the principal executive of each division and subsidiary may receive incentive compensation based upon the earnings performance of the operations they manage. In each case, the incentive compensation is determined with reference to a pre-tax earnings “target” fixed by the Compensation Committee, or in the case of divisions and subsidiaries, by Cohu’s management.

Retirement Plan

     The Cohu Employees’ Retirement 401(k) Plan was implemented on January 1, 1978. The majority of Cohu’s employees, including the Named Executive Officers, who are at least 21 years of age and complete six months of service are eligible to enroll in this Plan. The participant may contribute a percentage of his or her annual compensation subject to maximum annual contribution limitations. Cohu may match participant contributions up to 4% of annual employee compensation not to exceed specified annual limits. The amounts contributed by Cohu are vested 10% after one year of participation, another 10% after two years and an additional 20% each year thereafter to the full 100%. The maximum nontaxable annual amount that any participant could contribute in 2003 was $12,000.

Cohu, Inc. Deferred Compensation Plan

     Cohu adopted the Cohu, Inc. Key Executive Long Term Incentive Plan in 1994. The Plan was amended, restated and renamed the Cohu, Inc. Deferred Compensation Plan in 2001. Under this Plan, corporate officers, including the Named Executive Officers, may elect to defer a portion of their current compensation. Cohu will then match participant contributions up to 4% of the executive’s compensation in excess of specified annual limits. These combined funds may be used by Cohu to purchase a specifically designed life insurance policy on the executive’s life. Cohu is not entitled to a corporate tax deduction until the year in which the executive recognizes taxable income in connection with the Plan. Participant contributions, distributions and investment earnings and losses are accumulated in deferral investment accounts as established by the Plan. The trust assets and the payroll obligation to the participant are included in Cohu’s consolidated financial statements. Participants may elect to receive payment of their deferral account in ten or fifteen annual installments upon retirement and in lump sum or five, ten or fifteen annual installments upon disability, death, termination or change in control, as defined in the Plan.

Termination Agreements

     Cohu has entered into Termination Agreements with Mr. Donahue and Mr. Allen pursuant to which those executives would be entitled to a payment in the event of a termination of employment for specified reasons following a change of control of Cohu. For this purpose, a change of control of Cohu means a merger or consolidation of Cohu (except with a wholly owned subsidiary), a sale by Cohu of all or substantially all of its assets, the acquisition of beneficial ownership of a majority of the outstanding voting stock of Cohu by any person, entity or affiliated group or a change in the identities of a majority of the directors of Cohu within a period of thirty consecutive months resulting in whole or in part from the election of persons who were not management nominees. Termination of employment for purposes of these agreements means a discharge of the executive by Cohu, other than for specified causes including death, disability, wrongful acts, habitual intoxication, habitual neglect of duties or normal retirement. Termination also includes resignation following the occurrence of an adverse change in the executive’s position, duties, compensation or work conditions. The amounts payable under the agreements will change from year to year based on the executive’s compensation. In the event of a termination in 2004 following a change of control, the amounts payable to Mr. Donahue and Mr. Allen would be approximately $1,400,000 and $900,000, respectively.

Employment Agreement

     Charles A. Schwan resigned as President & Chief Executive Officer of Cohu effective June 30, 2000. Cohu and Mr. Schwan entered into an employment agreement for a three-year period commencing June 30, 2000 that expired on June 30, 2003. Pursuant to this agreement, Mr. Schwan agreed to provide Cohu with employment services under the direction and control of Cohu on a part-time basis. For such services Mr. Schwan was paid an annual salary of $30,000 through June 30, 2003. Mr. Schwan has continued to serve as Chairman of Cohu’s Board of Directors, subject to reelection by the stockholders at the conclusion of his term in office.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information on grants of options to purchase Cohu’s Common Stock made to the Named Executive Officers during the year ended December 31, 2003.

Individual Grants
	Number of				Potential Realizable Value
	Securities	Percent of			at Assumed Annual Rates of
	Underlying	Total Options			Stock Price Appreciation
	Options	Granted	Exercise or		for Option Term (2)
	Granted	to Employees	Base Price	Expiration
Name	(#) (1)	in Fiscal Year	($/Sh)	Date	5% ($)	10% ($)
James A. Donahue	70,000	11.2%	14.27	1/28/13	628,308	1,592,247
John H. Allen	30,000	4.8%	14.27	1/28/13	269,275	682,391

(1)	Consists of stock options, which (i) were granted at an exercise price of 100% of the market price of the underlying shares on the date of grant, (ii) become exercisable over four years at the rate of one-fourth each year and (iii) expire ten years from the date of grant. The options were granted under Cohu’s 1998 Stock Option Plan.

(2)	The “potential realizable value” shown represents the potential gains based on annual compound stock price appreciation of 5% and 10% from the date of grant through the full 10-year option term, net of exercise price, but before taxes associated with the exercise. The amounts represent assumed rates of appreciation only based on the Securities and Exchange Commission rules and do not represent Cohu’s estimate of the possible future appreciation in Cohu’s Common Stock or gains, if any, that may ultimately be realized by the above option holders. If the price of Cohu’s Common Stock does not increase above the exercise price, no value will be realizable from these options.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

     The following table provides information on option exercises in 2003 by the Named Executive Officers and the value of such officers’ unexercised options at December 31, 2003.

			Number of Securities		Value of Unexercised
	Shares		Underlying Unexercised		In-the-Money Options
	Acquired on Exercise	Value Realized	Options at Fiscal Year-End (#)		at Fiscal Year-End ($) (2)
Name	(#)	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
James A. Donahue	—	—	196,288	137,500	1,171,740	476,025
John H. Allen	20,000	192,230	96,250	58,750	434,388	203,063

(1)	The value realized is based on the difference between the market price of the shares purchased on the exercise date and the exercise price multiplied by the number of shares acquired and before taxes associated with such exercise.

(2)	Calculated solely on the basis of the fair market value of Cohu’s Common Stock at December 31, 2003, minus the aggregate exercise price and before taxes associated with such exercise. Accordingly, such amounts may bear no relationship to gains, if any, that may be realized upon the ultimate disposition of the shares. The closing price of Cohu’s Common Stock on December 31, 2003 as reported on the Nasdaq Stock Market was $19.19.

EQUITY COMPENSATION PLAN INFORMATION

     The following table summarizes our equity compensation plan information as of December 31, 2003 and does not include the additional shares that may be issuable pursuant to Proposal No. 2 included herein.

Number of
securities
available for
	Number of		future issuance
	securities to be	Weighted average	under equity
	issued upon	exercise price of	compensation plans
	exercise of	outstanding	(excluding
	outstanding	options, warrants	securities
	options, warrants	and rights	reflected in column
Plan Category	and rights (1) (a)	(b)	(a)) (c)
(In thousands, except per share amounts)
Equity compensation plans approved by security holders	2,579	$14.57	1,078 (2)
Equity compensation plans not approved by security holders	—	—	—

	2,579	$14.57	1,078

(1)	Includes only options outstanding under Cohu’s stock option plans, as no stock warrants or rights were outstanding as of December 31, 2003.

(2)	Includes 510 shares of common stock reserved for future issuance under the Cohu 1997 Employee Stock Purchase Plan.

AUDIT COMMITTEE REPORT

     The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) except to the extent that Cohu specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Composition

     The Audit Committee of the Board of Directors is composed of three independent directors, as defined by current rules of The Nasdaq Stock Market, Inc., and operates under a written charter adopted by the Board of Directors. The current members of the Audit Committee are Harold Harrigian (Chairman), Harry L. Casari and Robert L. Ciardella. Mr. Ciardella replaced Mr. James W. Barnes on the Audit Committee on July 22, 2003.

Responsibilities

     The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of Cohu’s financial statements, Cohu’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and risk assessment and risk management. The Audit Committee manages Cohu’s relationship with its independent auditors (who report directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from Cohu for such advice and assistance.

     Cohu’s management has primary responsibility for preparing Cohu’s financial statements and Cohu’s financial reporting process. Cohu’s independent auditors, Ernst & Young LLP, are responsible for expressing an opinion on the conformity of Cohu’s audited financial statements with accounting principles generally accepted in the United States.

Review with Management and Independent Auditors

     In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that Cohu’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed under Statement on Auditing Standards No. 61, Communication with Audit Committees.

     Cohu’s independent auditors also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee discussed with the independent auditors, Ernst & Young LLP, the firm’s independence.

Summary

     Based upon the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of management, and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Cohu’s Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE OF COHU’S BOARD OF DIRECTORS:

Harold Harrigian (Chairman)	Harry L Casari	Robert L. Ciardella

PRINCIPAL ACCOUNTANT FEES AND SERVICES

     The following table shows the fees billed to Cohu for the audit and other services provided by Ernst & Young LLP for the years ended December 31, 2003 and 2002 (in thousands).

	2003	2002
Audit Fees(1)	$304	$313
Audit-Related Fees(2)	29	26
Tax Fees:
Tax Compliance(3)	251	178
Tax Planning and Advice	39	32

	290	210
All Other Fees	—	—

Total	$623	$549

     In 2003, the Audit Committee established pre-approval policies and procedures concerning the engagement of Cohu’s independent auditors to perform any services. These policies require that all services rendered by Cohu’s independent auditors be pre-approved by the Audit Committee within specified, budgeted fee amounts. In 2003, approximately 90% of the audit- related and tax fees were pre-approved by the Audit Committee.

     The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by Cohu’s independent auditors and associated fees up to a maximum for any one non-audit service of $10,000, provided that the Chair shall report any decisions to pre-approve such audit-related or non-audit services and fees to the full Audit Committee at its next regular meeting.

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2)	Audit-related fees consisted primarily of accounting consultations, employee benefit plan audits, services related to business acquisitions and divestitures and other attestation services.

(3)	Tax compliance fees consisted primarily of assistance with (i) preparation of Cohu’s Federal, State and Foreign tax returns; (ii) tax return examinations and (iii) expatriate tax return filings.

COMPENSATION COMMITTEE REPORT

     The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act except to the extent that Cohu specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

     The Compensation Committee (the “Committee”) of the Board of Directors determines and administers Cohu’s executive compensation policies and programs. During 2003, Messrs. Barnes, Casari, Ciardella and Harrigian served as members of the Committee. Mr. Ciardella replaced Mr. Barnes on the Committee on July 22, 2003.

Compensation Philosophy

     One of the Committee’s primary objectives in establishing compensation policies is to maintain competitive programs to attract, retain and motivate high caliber executives and maximize the long-term success of Cohu by appropriately rewarding such individuals for their achievements. Another objective is to provide an incentive to executives to focus their efforts on long-term goals for Cohu by closely aligning their financial interests with those of the stockholders. To attain these goals, the Committee has designed Cohu’s executive compensation program to include base salary, annual cash bonus incentives and long-term incentives in the form of stock options. The Committee believes that Cohu’s executive compensation programs, as summarized below, have met these objectives.

Base Salary

     The Committee generally determines base salary levels for executive level positions prior to the annual stockholders’ meeting in May. The process involved in the determination of executive base salaries for 2003 is summarized below.

     Cohu’s 2003 financial results were adversely impacted as a result of the worldwide downturn experienced by the semiconductor equipment industry in particular and electronics and high technology companies in general. In May, 2003, Cohu’s Chief Executive Officer recommended to the Committee that any increases in Cohu executive base salary levels be deferred until industry conditions improved.

     In July 2003, the Compensation Committee decided to increase the annual base salary of the Chief Executive Officer from $350,000 to $400,000 and from $220,000 to $245,000 for the Chief Financial Officer. These salary increases were based on a careful review of the base salaries of similar positions at other high technology companies of comparable size and complexity.

Annual Incentives

     Bonuses are designed to be a significant component of cash compensation. Incentives for executive level positions are generally determined according to Cohu’s Incentive Bonus Plan (the “Incentive Plan”), based upon company performance. In general, the Incentive Plan performance target objectives must be achieved before any bonuses may be paid to participants under this plan.

     In January, 2004, the Committee reviewed the Company’s financial performance to assess whether any bonuses had been earned in accordance with Cohu’s Incentive Plan. Due to the failure to achieve certain financial targets set forth in the Incentive Plan, bonuses were not earned under this plan for 2003. The discretionary bonuses that were paid to the Chief Executive Officer and Chief Financial Officer were based on various factors the Committee deemed relevant including the participant’s contributions during the last year, the achievement of strategic initiatives and Cohu’s financial performance relative to other semiconductor equipment companies.

Stock Options

     The Committee grants stock options to focus the executive on the long-term performance of Cohu and on maximizing stockholder value. The grant of stock options is tied to individual executive performance. The Committee grants such stock options after a review of various factors, including the executive’s current equity ownership in Cohu, potential future contributions to Cohu and job responsibilities. The Committee members weigh these subjective factors individually and arrive at final determinations for option grants through consensus. Stock options are granted with an exercise price equal to the current fair market value of Cohu’s stock and utilize vesting periods to encourage retention of executive officers. The size of an option grant to an executive officer has generally been determined with reference to similarly sized high technology companies in Cohu’s industry, the responsibilities and expected future contributions of the executive officer, previous grants to that officer, as well as recruitment and retention considerations. In 2003, the Committee approved stock option grants to Cohu’s executive officers consistent with these criteria. See “Option Grants in Last Fiscal Year.” The Committee believes stock options serve to align the interests of executive officers with those of other stockholders.

Tax Deductibility Of Executive Compensation

     Section 162(m) of the IRC restricts deductibility of executive compensation paid to Cohu’s chief executive officer and each of the four other most highly compensated executive officers holding office at the end of any year to the extent such compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exception under Section 162(m) or related regulations. The Committee’s policy is to qualify its executive compensation for deductibility under applicable tax laws to the extent practicable. Income related to stock options granted under the 1998 Plan generally qualifies for an exemption from these restrictions imposed by Section 162(m).

SUBMITTED BY THE COMPENSATION COMMITTEE OF COHU’S BOARD OF DIRECTORS:

Harry L. Casari (Chairman)	Robert L. Ciardella	Harold Harrigian

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the current Compensation Committee members or Named Executive Officers have any relationships which must be disclosed under this caption. Mr. James W. Barnes was a member of the Compensation Committee until July 22, 2003 and is a former officer of Cohu.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires that Cohu’s executive officers and directors and persons who own more than 10% of a registered class of Cohu’s equity securities, file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such officers, directors and 10% stockholders are also required by SEC rules to furnish Cohu with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, Cohu believes that during the year ended December 31, 2003 its executive officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

COMPARATIVE STOCK PERFORMANCE GRAPH

     The information contained in this Stock Performance Graph section shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act except to the extent that Cohu specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

     The graph below compares the cumulative total stockholder return on the Common Stock of Cohu for the last five fiscal years with the cumulative total return on a Peer Group Index and the Nasdaq Market Index over the same period (assuming the investment of $100 in Cohu’s Common Stock, Peer Group Index and Nasdaq Market Index on December 31, 1998 and reinvestment of all dividends). The Peer Group Index set forth on the Performance Graph is the index for MGFS, Inc. Industry Group 834, “Semiconductor Equipment/Material”. Industry Group 834 is comprised of approximately 50 publicly-held semiconductor equipment and other related companies. Historical stock price performance is not necessarily indicative of future stock price performance.

OTHER MATTERS

     The Board of Directors is unaware of any other business to be presented for consideration at the Meeting. If, however, such other business should properly come before the Meeting, the proxies will be voted in accordance with the best judgment of the proxy holders. The shares represented by proxies received in time for the Meeting will be voted and if any choice has been specified the vote will be in accordance with such specification.

STOCKHOLDER PROPOSALS – 2005 ANNUAL MEETING

     Stockholders are entitled to present proposals for action, including nominations for candidates for membership on Cohu’s Board of Directors, at a forthcoming stockholders’ meeting if they comply with the requirements of the proxy rules and Cohu’s bylaws. Any proposals intended to be presented at the 2005 Annual Meeting of Stockholders of Cohu must be received at Cohu’s offices on or before December 1, 2004 in order to be considered for inclusion in Cohu’s proxy statement and form of proxy relating to such meeting.

     If a stockholder intends to submit a proposal at the 2005 Annual Meeting of Stockholders of Cohu, which proposal is not intended to be included in Cohu’s proxy statement and form of proxy relating to such meeting, the stockholder should provide Cohu with appropriate notice no later than December 1, 2004. If Cohu fails to receive notice of the proposal by such date, any such proposal will be considered untimely and Cohu will not be required to provide any information about the nature of the proposal in its proxy statement and the proposal will not be submitted to the stockholders for approval at the 2005 Annual Meeting of Stockholders of Cohu.

By Order of the Board of Directors,

John H. Allen
Secretary

Poway, California
April 1, 2004

APPENDIX A

COHU, INC. AUDIT COMMITTEE CHARTER

     I. Purpose and Authority

     The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Cohu, Inc. (“Cohu”):

          (a) assists the Board in fulfilling its responsibilities for general oversight of: (1) Cohu’s financial reporting processes and the audit of Cohu’s financial statements, including the integrity of Cohu’s financial statements, (2) Cohu’s compliance with legal and regulatory requirements, (3) the independent auditors’ qualifications and independence, (4) the performance of Cohu’s independent auditors, and (5) risk assessment and risk management;

          (b) prepares the report required by the proxy rules of the Securities and Exchange Commission (the “SEC”) to be included in Cohu’s annual proxy statement; and

          (c) has the additional duties and responsibilities set forth in Section IV below.

     The Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties, and the Committee shall receive appropriate funding, as determined by the Committee, from Cohu for payment of compensation to the outside legal, accounting or other advisors employed by the Committee.

     II. Membership

     The Committee shall consist of at least three directors, each of whom shall be independent under applicable stock exchange listing standards, as determined by the Board. Each member of the Committee must meet the applicable stock exchange financial literacy and expertise requirements. At least one member of the Committee shall be a “financial expert” as defined by the SEC and applicable stock exchange rules. In addition, no Committee member may have participated in the preparation of the financial statements of Cohu or any of Cohu’s current subsidiaries at any time during the past three years.

     III. Meeting and Procedures

     The Committee shall meet at least four times each year, either in person or telephonically, with additional meetings called as the Committee deems appropriate. The Committee Chair is responsible for the agenda, including input from management, staff and other Committee and Board members as appropriate. A majority of the Committee members shall be present to constitute a quorum for the transaction of the Committee’s business. The Committee shall meet regularly in separate executive sessions and also in private sessions with management and the independent auditors to facilitate full communication. The Committee shall be given open access to Cohu’s Board Chairman, Cohu executives and independent auditors, as well as Cohu’s books, records, facilities and other personnel.

     IV. Duties and Responsibilities

     The Committee shall:

          1. Review and reassess annually the adequacy of this charter and submit the charter for approval of the full Board. The Committee also shall conduct an annual self-evaluation of the Committee’s performance and processes.

          2. Appoint, evaluate and compensate the independent auditors, which shall report directly to the Committee, and oversee the rotation of the independent auditors’ lead audit and concurring partners at least once every five years and the rotation of other audit partners at least once every seven years, with applicable time-out periods, in accordance with SEC regulations. The Committee shall determine whether to retain or, if appropriate, terminate the independent auditors. The Committee is responsible for recommending the independent auditors for approval by the stockholders, if appropriate.

          3. Review and approve in advance the scope of the annual independent audit and the audit fee, establish policies for the independent auditors’ activities and any fees beyond the core audit, approve in advance all non-audit services to be performed by the independent auditors that are not otherwise prohibited by law and associated fees, and monitor the usage and fees paid to the independent auditors. The Committee may delegate to the Chair of the Committee the authority, with agreed limits, to pre-approve non-audit services not prohibited by law to be performed by the independent auditors. The Chair shall report any decisions to pre-approve such services to the full Committee at its next meeting.

          4. Review and discuss with the independent auditors their annual written statement delineating all relationships or services between the independent auditors and Cohu, or any other relationships or services that may impact their objectivity and independence.

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          5. Set clear hiring policies for employees or former employees of the independent auditors, and monitor compliance with such policies.

          6. Review with management and the independent auditors:

          (a) Cohu’s annual audited and quarterly financial statements, including Cohu’s disclosures in “Management’s Discussion and Analysis of Financial Condition and Results of Operations;”

          (b) the results of the independent auditors’ audit and the independent auditors’ opinion on the annual financial statements;

          (c) the independent auditors’ judgments on the quality, not just the acceptability, and consistent application of Cohu’s accounting principles, the reasonableness of significant judgments, clarity of disclosures and underlying estimates in the financial statements;

          (d) changes in accounting principles or application thereof, significant judgment areas, and significant and complex transactions;

          (e) any disagreements between management and the independent auditors, about matters that individually or in the aggregate could be significant to Cohu’s financial statements or the independent auditors’ report, and any serious difficulties the independent auditors encountered in dealing with management related to the performance of the audit.

          7. Recommend to the Board whether the audited financial statements should be included in Cohu’s Annual Report on Form 10-K.

          8. Discuss earnings press releases, as well as corporate policies with respect to financial information and earnings guidance provided to analysts and ratings agencies.

          9. At least annually, obtain from and review a report by the independent auditors describing (a) the independent auditors’ internal quality control procedures, and (b) any material issues raised by the most recent internal quality-control review, or peer review, or by any governmental or professional inquiry or investigation within the preceding five years regarding any audit performed by the independent auditors, and any steps taken to deal with any such issues.

          10. Review the adequacy and effectiveness of Cohu’s disclosure controls and procedures.

          11. Review the adequacy and effectiveness of Cohu’s internal controls, including any significant deficiencies in such controls and significant changes or material weaknesses in such controls reported by the independent auditors or management, and any fraud, whether or not material, that involves management or other Cohu employees who have a significant role in such controls.

          12. Review the adequacy and effectiveness of Cohu’s information security policies and the internal controls regarding information security.

          13. Assure that procedures are established for the receipt, retention and treatment of complaints on accounting, internal accounting controls or auditing matters, as well as for confidential, anonymous submissions by Cohu’s employees of concerns regarding questionable accounting or auditing matters and compliance with the Code of Business Conduct and Ethics.

          14. Receive and, if appropriate, respond to attorneys’ reports of evidence of material violations of securities laws and breaches of fiduciary duty and similar violations of U.S. or state law.

          15. Review significant risks or exposures relating to litigation and other proceedings and regulatory matters that may have a significant impact on Cohu’s financial statements.

          16. Review the results of significant investigations, examinations or reviews performed by regulatory authorities and management’s response.

          17. Review and approve on an on-going basis all “related party transactions,” as defined in applicable SEC rules for potential conflict of interest situations .

          18. Conduct or authorize investigations into any matters within the Committee’s scope of responsibilities.

          19. Consider such other matters regarding Cohu’s financial affairs, its controls, and the independent audits of Cohu as the Committee, in its discretion, may determine to be advisable.

          20. Report regularly to the Board with respect to the Committee’s activities.

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APPENDIX B

COHU, INC. COMPENSATION COMMITTEE CHARTER

     I. Purpose

     The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Cohu, Inc. (“Cohu”) is to discharge the responsibilities of the Board relating to compensation of Cohu’s executives and directors, to produce an annual report on executive compensation for inclusion in Cohu’s proxy statement (in accordance with applicable rules and regulations), to provide general oversight of Cohu’s compensation structure including equity compensation plans and benefits programs and to perform the specific duties and responsibilities set forth herein.

     II. Membership

     The Committee shall consist of at least three members, consisting entirely of independent directors, and shall designate one member as chairperson. For purposes hereof, an “independent” director is a director who is independent, as determined by the Board, within the meaning of applicable stock exchange listing standards. Additionally, members of the Committee must qualify as “non-employee directors” for purposes of Rule 16b-3 under the Securities and Exchange Act of 1934, as amended, and as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code. Committee members shall be appointed and may be removed by the Board of Directors upon the recommendation of the Nominating and Governance Committee.

     III. Meetings and Procedures

     The Committee will meet as often as may be deemed necessary or appropriate, in its judgment, but in no event shall the Committee convene fewer than two times per year. The Committee may meet either in person or telephonically, and at such times and places as the Committee determines. The majority of the members of the Committee shall be present to constitute a quorum for the transaction of Cohu’s business. The Committee shall report regularly to the full Board with respect to its activities. As a matter of practice, the Committee expects to discuss significant matters, as determined by the Committee, with the full Board prior to taking final action on such matters.

     IV. Outside advisors

     The Committee will have the authority to retain at the expense of Cohu such outside compensation consultants, counsel, and other experts and advisors as it determines is appropriate to assist it in the full performance of its functions, including sole authority to retain and terminate any compensation consultant used to assist the Committee in the evaluation of director, CEO or senior executive compensation, and to approve the consultant’s fees and other retention terms.

     V. Duties and Responsibilities

          1. Set Executive Compensation. The Committee will review and approve corporate goals and objectives relevant to the compensation of the Chief Executive Officer (the “CEO”) and other executive officers of Cohu, evaluate the performance of the CEO and other executive officers in light of those goals and objectives and approve their annual compensation levels including salaries, bonuses, stock options, other stock incentive awards and long-term cash incentive awards based on this evaluation. In addition, the Committee may, in its discretion, review and act upon management proposals to designate key employees to receive stock options and stock or other bonuses.

          2. Approve Employment Agreements. The Committee will review and approve employment agreements and severance arrangements for the CEO and other executive officers, including change-in-control provisions, plans or agreements.

          3. External Reporting of Compensation Matters. The Committee will make an annual report on executive compensation in Cohu’s proxy statement as required by the rules of the U.S. Securities and Exchange Commission (“SEC”).

          4. Oversight of Equity-Based and Incentive Compensation Plans. The Committee will supervise and administer Cohu’s incentive and deferred compensation, stock option and employee stock purchase plans, and may approve, amend, modify, interpret or ratify the terms of, or terminate, any such plan to the extent that such action does not require stockholder approval; make recommendations to the Board with respect to incentive-compensation plans and equity-based plans as appropriate; provide for accelerated vesting of options and restricted stock, and determine the post-termination exercise periods for options, in

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connection with divestitures or otherwise; and delegate certain of such functions to the extent set forth in Section VI below.

          5. Oversight of Employee Benefit Plans. The Committee will monitor the effectiveness of non-equity based benefit plan offerings, in particular benefit plan offerings and perquisites pertaining to executives, and will review and approve any new material employee benefit plan or change to an existing plan that creates a material financial commitment by Cohu. In its discretion, the Committee may otherwise approve, amend, modify, ratify or interpret the terms of, or terminate, any non-equity based benefit plan or delegate such authority to the extent set forth in Section VI below.

          6. Set Director Compensation. The Committee will review the compensation of directors for service on the Board and its committees and recommend to the Board the annual retainer and Chair fees and Board and Committee meeting fees.

          7. Perform Annual Evaluation. The Committee will annually evaluate the performance of the Committee and the adequacy of the Committee’s charter.

          8. General. The Committee will perform such other duties and responsibilities as are consistent with the purpose of the Committee and as the Board or the Committee deems appropriate.

     VI. Delegations

     The Committee may delegate any of the foregoing duties and responsibilities to a subcommittee of the Committee consisting of not less than two members of the Committee. In addition, the Committee may delegate to one or more non-Committee individuals not on the Committee the administration of equity incentive or employee benefit plans, unless otherwise prohibited by law or applicable stock exchange rules. Any such delegation shall be in writing and shall clearly describe the limitations to which such delegation of authority is subject and may be revoked by the Committee at any time.

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APPENDIX C

COHU, INC. NOMINATING AND GOVERNANCE COMMITTEE CHARTER

     I. Purpose

     The purpose of the Nominating and Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Cohu, Inc. (“Cohu”) is:

          1. To identify individuals qualified to become Board members, consistent with criteria approved by the Board;

          2. To oversee the organization of the Board to discharge the Board’s duties and responsibilities properly and effectively;

          3. To ensure that proper attention is given, and effective responses are made, to stockholder concerns regarding corporate governance; and

          4. To perform such other duties and responsibilities as are enumerated in and consistent with this charter.

     II. Membership and Procedures

          1. Membership and Appointment. The Committee shall consist of such number of members of the Board as shall be determined from time to time by the Board based on recommendations from the Committee, if any. The members of the Committee shall be appointed by the Board upon the recommendation of the Committee.

          2. Removal. The entire Committee or any individual Committee member may be removed from office with or without cause by the affirmative vote of a majority of the Board. Any Committee member may resign upon giving oral or written notice to the Chairman of the Board, the Corporate Secretary or the Board, which resignation shall be effective at the time such notice is given (unless the notice specifies a later time for the effectiveness of such resignation). If the resignation of a Committee member is effective at a future time, the Board may elect a successor to take office when the resignation becomes effective.

          3. Chairperson. A chairperson of the Committee (the “Chairperson”) may be designated by the Board based upon recommendations by the Committee, if any. In the absence of such designation, the members of the Committee may designate the Chairperson by majority vote of the full Committee membership. The Chairperson shall determine the agenda, the frequency and the length of meetings and shall have unlimited access to management and information. Such Chairperson shall establish such other rules as may from time to time be necessary and proper for the conduct of the business of the Committee. The Chairperson shall preside over any executive sessions of non-management or independent directors.

          4. Secretary. The Committee may appoint a Secretary whose duties and responsibilities shall be to keep full and complete records of the proceedings of the Committee for the purposes of reporting Committee activities to the Board and to perform all other duties as may from time to time be assigned to him or her by the Committee, or otherwise at the direction of a Committee member. The Secretary need not be a director.

          5. Independence. Each member shall be independent within the meaning of any applicable law or stock exchange listing standard or rule, as determined by the Board.

          6. Delegation. The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of one or more members of the Committee. Any such subcommittee, to the extent provided in the resolutions of the Committee and to the extent not limited by applicable law or stock exchange listing standard, shall have and may exercise all the powers and authority of the Committee. Each subcommittee shall have such name as may be determined from time to time by resolution adopted by the Committee. Each subcommittee shall keep regular minutes of its meetings and report the same to the Committee or the Board when required.

          7. Authority to Retain Advisers. In the course of its duties, the Committee shall have sole authority, at Cohu’s expense, to engage and terminate consultants or search firms, as the Committee deems advisable, to identify Director candidates, including the sole authority to approve the consultant or search firm’s fees and other retention terms.

          8. Evaluation. The Committee shall undertake an annual evaluation assessing its performance with respect to its purposes and its duties and tasks set forth in the charter, which evaluation shall be reported to the Board. In addition, the Committee shall lead the Board in an annual self-evaluation process, including the self-evaluation of each Board committee, and report its conclusions and any further recommendations to the Board.

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     III. Meeting and Procedures

     The Committee shall convene at least two times each year. A majority of the Committee members shall be present to constitute a quorum for the transaction of the Committee’s business. The Committee shall report to the full Board with respect to its activities.

     IV. Roles and Responsibilities

     The following shall be the common recurring duties and responsibilities of the Committee in carrying out its oversight functions. These duties and responsibilities are set forth below as a guide to the Committee with the understanding that the Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable law or stock exchange listing standard.

          1. Board of Directors and Board Committee Composition

          (a) Annually, the Committee shall assess the size and composition of the Board in light of the operating requirements of Cohu and existing attitudes and trends.

          (b) The Committee shall develop membership qualifications for the Board of Directors and all Board committees.

          (c) The Committee shall monitor compliance with Board and Board committee membership criteria.

          (d) Annually, the Committee shall review and recommend Directors for continued service as required based on evolving needs of Cohu and existing attitudes and trends.

          (e) The Committee shall coordinate and assist management and the Board of Directors in recruiting new members to the Board.

          (f) Annually, the Committee and the Board shall evaluate the performance of the Chairman of the Board and CEO. To conduct this review, the chairpersons of this Committee and of the Compensation Committee shall gather and consolidate input from all directors in executive session and then, based on the factors as are deemed appropriate, such chairpersons shall present the results of the review to the Board and to the Chairman and CEO in a private feedback session.

          (g) The Committee shall investigate suggestions for candidates for membership on the Board, including stockholder nominations, and shall recommend prospective directors, as required, to provide an appropriate balance of knowledge, experience and capability on the Board.

          2. The Committee shall identify best practices and develop and recommend corporate governance principles applicable to Cohu.

          3. The Committee shall review proposed changes to Cohu’s charter or bylaws, or Board committee charters, and make recommendations to the Board.

          4. The Committee shall assess periodically and recommend action with respect to stockholder rights plans or other stockholder protections.

          5. The Committee shall recommend Board committee assignments.

          6. The Committee shall review and approve any employee director standing for election for outside for-profit or non-profit boards of directors.

          7. The Committee shall review governance-related stockholder proposals and recommend Board responses.

          8. The Chairperson of the Committee shall receive communications directed to non-management directors.

          9. The Committee shall oversee the evaluation of the Board and Board Committees.

          10. The Committee shall conduct a preliminary review of director independence and the financial literacy and expertise of Audit Committee members in order to assist the Board in its determinations relating to such matters.

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APPENDIX D

COHU, INC. 1998 STOCK OPTION PLAN
(as amended)

     The Cohu, Inc. 1998 Stock Option Plan, is hereby adopted for the benefit of officers, directors, service providers and key employees of Cohu, Inc., a Delaware corporation and its parent or subsidiaries, if any.

1. Purpose. The purpose of the Plan is to advance the growth and prosperity of the Corporation and its stockholders by providing to officers, directors, service providers and key employees of the Corporation an incentive to serve the Corporation. By encouraging and enabling such persons to become owners of capital stock of the Corporation, the Corporation seeks to attract and retain persons of training, experience and ability and to furnish additional incentives to those persons upon whose judgment, initiative and efforts the successful conduct of the Corporation’s business depends. It is the intention of the Corporation that this objective will be accomplished through the granting of incentive stock options and nonqualified stock options to certain officers, directors, service providers and key employees of the Corporation.

2. Definitions. As used herein, the following terms shall have the corresponding meanings.

     2.1. “Committee” shall mean the Cohu, Inc. Compensation Committee, appointed by the Board of Directors of the Corporation. If no such Committee is appointed, the entire Board of Directors of the Corporation shall be deemed to constitute the Committee. The Board of Directors of the Corporation may also appoint an Employee Option Committee, consisting of one or more directors, which is authorized to grant options to employees (other than executive officers of the Corporation) subject to such limitations as may be established by the Board of Directors from time to time. If an Employee Option Committee is established, references to the term “Committee” shall also include the Employee Option Committee, as the case may be.

     2.2. “Corporation” shall mean Cohu, Inc. and any successor corporation thereto and/or its parent or subsidiaries, if any, as the context requires. The terms “parent” and “subsidiary” shall mean any existing or future corporation which would be a parent or subsidiary corporation of the Corporation, as those terms are defined in Section 424 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder (the “Code”).

     2.3. “Date of Grant” shall mean the date of grant of a Stock Option granted hereunder as set forth in the Stock Option Agreement. In the event of a grant conditioned, among other things, upon stockholder ratification of this Plan, the date of such conditional grant shall be the Date of Grant for purposes of this Plan.

     2.4. “Employee” shall mean any common-law employee of the Corporation. The determination of whether or not a person is an Employee of the Corporation with respect to the grant or exercise of an Incentive Stock Option shall be made in accordance with the rule of Income Tax Regulation Section 1.421-7(h) (or successor regulation).

     2.5. “Fair Market Value” shall mean, with respect to the exercise of an option under the Plan, (a) if the Common Stock is listed on a national securities exchange or the NASDAQ National Market System, the closing price of the Common Stock for the business day immediately preceding the day for which the determination is being made, or (b) if the Common Stock is not then listed on an exchange, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on NASDAQ for the business day immediately preceding the day for which the determination is being made, or (c) if the Common Stock is not then listed on any exchange or quoted on

NASDAQ, an amount determined in good faith by the Board of Directors to be the fair market value of the Common Stock, after consideration of all relevant factors.

     2.6. “Holder” shall mean any person entitled to exercise a Stock Option pursuant to the terms of the Plan.

     2.7. “Incentive Stock Option” shall mean a Stock Option which is intended to qualify for tax treatment as an incentive stock option under Section 422 of the Code. An Incentive Stock Option may only be granted to an Employee.

     2.8. “Nonqualified Stock Option” shall mean a Stock Option which is not intended to qualify for tax treatment as an Incentive Stock Option under Section 422 of the Code.

     2.9. “Plan” shall mean the Cohu, Inc. 1998 Stock Option Plan, as herein adopted and as may be amended from time to time.

     2.10. “Purchase Price” shall mean the price paid for Shares upon the exercise of a Stock Option granted hereunder.

     2.11. “Shares” shall mean those shares of Common Stock of the Corporation which are available for issuance pursuant to the terms of the Plan.

     2.12. “Stock Option” shall mean a stock option giving a Holder the right to purchase Shares. A Stock Option may be an Incentive Stock Option or a Nonqualified Stock Option.

3. Term. All Stock Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors of the Corporation and the date the Plan is duly approved by the stockholders of the Corporation.

4. Eligibility. Stock Options may be granted only to employees (including officers and directors who are also employees) of the Corporation or its parent or subsidiaries or to individuals who are rendering services as directors, consultants, advisors, or other independent contractors to the Corporation or its parent or subsidiaries. For purposes of the foregoing sentence, “employees” shall include prospective employees to whom Stock Options are granted in connection with written offers of employment with the Corporation or its parent or subsidiaries and “consultants” or “advisors” shall include prospective consultants or advisors to whom Stock Options are granted in connection with written consulting or advising offers with the Corporation or its parent or subsidiaries. The Committee shall, in the Committee’s sole discretion, determine which persons shall be granted Stock Options. An individual who is rendering services as a director (and who is not an employee), consultant, advisor, or other independent contractor or who is a prospective employee, consultant or advisor shall be eligible to be granted only a Nonqualified Stock Option. A Holder may, if otherwise eligible, be granted more than one Stock Option. In no event may a Stock Option be granted to an individual where such grant, together with all other Stock Options granted during that calendar year, would entitle the holder of the Stock Option to purchase more than 200,000 Shares.

5. Shares of Stock Subject to the Plan. Subject to the adjustments set forth in the Plan, the Shares which may be issued pursuant to the Plan shall not exceed in the aggregate 3,850,000 shares of the Corporation’s Common Stock, $1.00 par value. Such Shares shall be authorized and unissued shares. Any Shares subject to a Stock Option granted under this Plan which for any reason expires or is terminated unexercised and/or Shares subject to repurchase which are repurchased by the Corporation shall again be subject to and be available for issuance pursuant to the terms of this Plan.

Notwithstanding the foregoing, any such shares shall be made subject to a new Stock Option only if the grant of such new Stock Option and the issuance of such shares pursuant to such new Stock Option would not cause the Plan or any Stock Option granted under the Plan to contravene Rule 16b-3, as promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and as amended from time to time or any successor rule or regulation (“Rule 16b-3”).

6. Administration of the Plan. Within the limitations described herein, the Committee shall administer the Plan, select the officers, directors, service providers and Employees of the Corporation to whom Stock Options shall be granted, determine the number of Shares to be subject to each grant, determine the method of payment upon exercise of each Stock Option, determine all other terms of Stock Options granted hereunder and interpret, construe and implement the provisions of the Plan. By the adoption of this Plan, the Board of Directors of the Corporation is delegating to the Committee plenary authority to administer the Plan. All questions of interpretation of the Plan or any Stock Option granted under the Plan shall be determined by the Committee, and such decisions shall be binding upon all persons having an interest in the Plan and/or any Stock Option.

     With respect to the participation of eligible participants who are subject to Section 16(b) of the Exchange Act, the Plan shall be administered in compliance with the requirements of Rule 16b-3. In the case of officers or other Employees or persons who are not directors of the Corporation, grants may be approved by the Committee or by a majority of the members of the Board of Directors. Notwithstanding the above, the Committee, in its sole discretion, may delegate its powers hereunder to grant Stock Options to persons who are not subject to Section 16(b) of the Exchange Act, to certain officers of the Corporation. Any such delegation shall be in writing and shall clearly describe any limitations to which such delegation of authority is subject.

     In the event the Corporation is a “publicly held corporation” as defined in paragraph (2) of section 162(m) of the Code, as amended by the Revenue Reconciliation Act of 1993 (P.L. 103-66), and the regulations promulgated thereunder (“Section 162(m)”), the Corporation shall establish a committee of outside directors meeting the requirements of Section 162(m) to approve the grant of Stock Options which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

     Without the affirmative vote of holders of a majority of the Shares of Common Stock of the Corporation cast in person or by proxy at a meeting of the stockholders of the Corporation at which a quorum representing a majority of all outstanding Shares is present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding Options and the grant in substitution therefore of new Options having a lower exercise price or (b) the amendment of outstanding Options to reduce the exercise price thereof. This paragraph shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code.

7. Indemnification. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, members of the Board of Directors of the Corporation, members of the Committee and any officers to whom authority to act for the Committee is delegated shall be indemnified by the Corporation against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence or misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Corporation, in writing, the opportunity at its own expense to handle and defend the same.

8. Stock Options. The granting of a Stock Option shall be evidenced by a stock option agreement (“Stock Option Agreement”), in such form and not inconsistent with this Plan, as the Committee shall approve from time to time. The Committee shall determine for each Stock Option (which need not be identical), the exercise price of the Stock Option, the timing and terms of exercisability and vesting of the Stock Option, the time of expiration of the Stock Option, the effect of the Holder’s termination of employment or service, whether the Stock Option is to be treated as an Incentive Stock Option or as a Nonqualified Stock Option, the method for satisfaction of any tax withholding obligation arising in connection with the Stock Option, including by the withholding or delivery of shares of Common Stock, and all other terms and conditions of the Stock Option not inconsistent with the Plan. Each Stock Option Agreement shall contain in substance the following terms and conditions:

     8.1. Price. The Stock Option Agreement shall specify the Purchase Price per Share. The Purchase Price per Share deliverable upon the exercise of an Incentive Stock Option shall not be less than the Fair Market Value of a Share on the Date of Grant of the Incentive Stock Option. In the case of a grant of an Incentive Stock Option to an Employee who, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, or of any parent or subsidiary corporation, the Purchase Price per Share deliverable upon the exercise of the Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of such Share on the Date of Grant of the Incentive Stock Option. Notwithstanding the foregoing, an Incentive Stock Option may be granted with a Purchase Price lower than the minimum price set forth above if such Stock Option is granted pursuant to an assumption or substitution for another Stock Option in a manner qualifying with the provisions of Section 424(a) of the Code. The Purchase Price per Share deliverable upon exercise of a Nonqualified Stock Option shall be not less than the Fair Market Value of a Share on the Date of Grant of the Nonqualified Stock Option.

     8.2. Number of Shares. The Stock Option Agreement shall specify the number of Shares subject to the Stock Option.

     8.3. Exercisability of Stock Options. A Stock Option may be exercisable, in part or in full, at any time and from time to time during an exercise period, and subject to such performance criteria, conditions and restrictions as determined by the Committee on a case-by-case basis for each Stock Option, and as set forth in the Stock Option Agreement; provided, however, that a Stock Option granted to a prospective employee, prospective consultant or prospective advisor shall not be exercisable prior to the date on which the person commences employment or service. In no event shall the exercise period of any Incentive Stock Option granted hereunder exceed ten (10) years from the Date of Grant of such Option; provided, however, that in the case of a grant of an Incentive Stock Option to an Employee, who, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting stock of the Corporation or of any parent or subsidiary corporation, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Date of Grant.

     In the event that the aggregate Fair Market Value (determined as of the Date of Grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year (under all stock option plans of the Corporation and its parent or subsidiary corporations)

exceeds $100,000, the excess shall be treated as a Nonqualified Stock Option. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they were granted.

     8.4. Payment of Purchase Price.

          (a) Forms of Payment Authorized. Payment of the Purchase Price for the number of Shares being purchased pursuant to any Stock Option shall be made (1) in cash, by check, or cash equivalent, (2) by tender to the Corporation of shares of the Corporation’s Common Stock owned by the Holder having a value, as determined by the Committee (but without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Corporation), not less than the option price, (3) if specifically permitted by the Committee and set forth in the Holder’s Stock Option Agreement, by the Holder’s recourse promissory note, (4) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of a Stock Option or the proceeds of a loan with respect to the shares acquired upon the exercise of a Stock Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System), or (5) by any combination thereof. The Committee may at any time or from time to time, grant Stock Options which do not permit all of the foregoing forms of consideration to be used in payment of the option price and/or which otherwise restrict one (1) or more forms of consideration.

          (b) Tender of Corporation Stock. Notwithstanding the foregoing, a Stock Option may not be exercised by tender to the Corporation of shares of the Corporation’s Common Stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Corporation’s stock or result in the recognition of compensation expense to the Corporation under generally accepted accounting principles. Unless otherwise provided by the Committee, a Stock Option may not be exercised by tender to the Corporation of shares of the Corporation’s Common Stock unless such shares of the Corporation’s common stock either have been owned by the Holder for more than six (6) months or were not acquired, directly or indirectly, from the Corporation.

          (c) Promissory Notes. No promissory note shall be permitted if an exercise using a promissory note would be a violation of any law. Any permitted promissory note shall be due and payable not more than five (5) years after the Stock Option is exercised, and interest shall be payable at least annually and be at least equal to the minimum interest rate necessary to avoid imputed interest pursuant to all applicable sections of the Code. The Committee shall have the authority to permit or require the Holder to secure any promissory note used to exercise a Stock Option with the Shares acquired on exercise of the Stock Option and/or with other collateral acceptable to the Corporation. Unless otherwise provided by the Committee, in the event the Corporation at any time becomes subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Corporation’s securities, any promissory note shall comply with such applicable regulations, and the Holder shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

          (d) Assignment of Proceeds of Sale. The Corporation reserves, at any and all times, the right, in the Corporation’s sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedures for the exercise of Stock Options by means of an assignment of the proceeds of a sale of some or all of the Shares to be acquired upon such exercise, or the assignment of the proceeds of a loan with respect to the Shares to be acquired upon such exercise.

9. Recapitalization. Appropriate adjustments shall be made in the number and class of Shares subject to the Plan, to the annual limit on Stock Options that may be granted to any individual, and to any outstanding Stock Options and in the Purchase Price per Share of any outstanding Stock Options in the event of a stock dividend, stock split, reverse stock split, combination, reclassification, or like change in the capital structure of the Corporation.

10. Reorganization. A “Reorganization” shall be deemed to have occurred in the event any of the following occurs with respect to the Corporation: (a) the direct or indirect sale or exchange by the stockholders of the Corporation of all or substantially all of the stock of the Corporation where the stockholders of the Corporation before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Corporation after such sale or exchange; (b) a merger or consolidation in which the Corporation is not the surviving corporation; (c) a merger or consolidation in which the Corporation is the surviving corporation where the stockholders of the Corporation before such merger or consolidation do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Corporation after such merger or consolidation; (d) the sale, exchange, or transfer of all or substantially all of the assets of the Corporation (other than a sale, exchange, or transfer to one (1) or more subsidiary corporations (as defined in paragraph 2.2 above) of the Corporation); or (e) a liquidation or dissolution of the Corporation.

     In the event of a Reorganization, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may assume the Corporation’s rights and obligations under outstanding Stock Options or substitute options for the Acquiring Corporation’s stock for such outstanding Stock Options. In the event the Acquiring Corporation elects not to assume or substitute for such outstanding Stock Options in connection with the Reorganization, any unexercisable and/or unvested portion of the outstanding Stock Options shall be immediately exercisable and vested as of the date thirty (30) days prior to the date of the Reorganization. The exercise and/or vesting of any Stock Option that was permissible solely by reason of this paragraph 10 shall be conditioned upon the consummation of the Reorganization. Any Stock Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Reorganization nor exercised as of the date of the Reorganization shall terminate and cease to be outstanding effective as of the date of the Reorganization.

11. Investment Representations. The Committee may require a Holder to whom a Stock Option is granted, as a condition of receipt and/or exercise of the Stock Option, to give written assurances in substance and form satisfactory to the Committee to the effect that the Holder is acquiring the Stock Option granted hereunder or the Shares issuable upon exercise thereof for the Holder’s own account and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Committee deems necessary or appropriate in order to comply with federal and applicable state securities laws. Appropriate legends may be placed on any Shares issued under the Plan evidencing such representations.

12. Compliance With Securities Laws. Each Stock Option granted hereunder shall be subject to the requirement that, if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the Shares subject to such Stock Option upon any securities exchange or under any state or federal law, or the consent or approval of any government or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Stock Option granted hereunder or the issue of Shares, such Stock Option may not be granted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. Nothing in the Plan or related Stock Option Agreements shall be deemed to require the Corporation to apply for or obtain such listing, registration or qualification.

13. Rights as a Stockholder. A Holder shall have no rights as a stockholder of the Corporation with respect to any Shares covered by a Stock Option granted hereunder until said Holder tenders an effective and unconditional notice of exercise of the Stock Option to the Corporation, complies with all other terms and conditions of exercise and, if applicable, pays the Purchase Price. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date on which the Holder tenders notice of exercise, complies with all other terms and conditions of exercise, and pays any applicable Purchase Price. The Committee shall use its best efforts to secure prompt issuance of stock certificates following full performance of exercise by any Holder.

14. Non-Assignability of Options. No Incentive Stock Option shall be assignable or transferable by the Holder except by will or by the laws of descent and distribution. During the life of the Holder, an Incentive Stock Option shall be exercisable only by the Holder or by the duly appointed legal representative of an incompetent Holder. A Nonqualified Stock Option may be assignable or transferable to the extent set forth in the Stock Option Agreement governing such Stock Option.

15. Withholding Taxes. The Corporation shall have the right to deduct from amounts otherwise due Holder under a Stock Option granted hereunder or from any wages or other compensation to be paid to Holder any sums required by federal, state and local tax law to be withheld with respect to the exercise of any Stock Option or with respect to the disposition of Shares issued hereunder or, in the alternative, to require the Holder to pay such sums to the Corporation. The Corporation may also retain any certificate representing Shares issuable upon exercise of Stock Options until all such tax withholding requirements are satisfied. The Corporation may, in its discretion and upon request by Holder, withhold from the Shares to be issued to Holder under this Plan a number of Shares (based on the Fair Market Value of the Shares on the date of exercise of the Stock Option) necessary to satisfy any tax withholding requirements.

16. Termination or Amendment of the Plan and Stock Options. The Committee may terminate or amend the Plan or any Stock Option at any time; except that, without stockholder approval, the Committee may not (i) increase the number of Shares which may be issued under the Plan (except by operation of paragraph 9), (ii) modify the requirements as to eligibility to receive Incentive Stock Options under the Plan, (iii) modify the Plan in any other way if such modification requires stockholder approval under applicable law, regulation or rule or (iv) reprice any outstanding option by either amendment or cancellation and regrant of a new lower priced option. In addition, the approval of the Corporation’s stockholders shall be sought for any amendment to the Plan or a Stock Option for which the Committee deems stockholder approval necessary in order to comply with Rule 16b-3. In any event, no amendment may adversely affect any then outstanding Stock Option or any unexercised portion thereof, without the consent of the Holder, unless such amendment is required to enable a Stock Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option.

17. No Special Employment Rights. Nothing contained in this Plan or in any Stock Option granted hereunder shall confer upon any Holder any right with respect to continued employment or engagement with the Corporation or interfere in any way with the right of the Corporation, subject to the terms of any separate agreement with the Holder to the contrary, at any time to terminate such employment or engagement or to increase or decrease the compensation or other benefits paid to the Holder.

18. Governing Law. This Plan and any Stock Options issued hereunder shall be governed by and construed in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, the undersigned Secretary of the Corporation certifies that the foregoing Cohu, Inc. 1998 Stock Option Plan was duly adopted by the Board of Directors of the Corporation on January 29, 1998 and amended on January 26, 2000, January 29, 2002 and March 1, 2004.

/s/ John H. Allen

John H. Allen

PROXY

COHU, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COHU, INC.
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 11, 2004

     The undersigned hereby (i) acknowledge(s) receipt of the Notice and Proxy Statement dated April 1, 2004 relating to the Annual Meeting of Stockholders of Cohu, Inc. (“Cohu”) to be held May 11, 2004 and (ii) appoint(s) CHARLES A. SCHWAN, JAMES A. DONAHUE and JOHN H. ALLEN as proxies, with full power of substitution, and authorizes them, or any of them, to vote all the shares of Common Stock of Cohu standing in the name of the undersigned at said meeting or any adjournment thereof upon the matters specified below and upon such other matters as may be properly brought before the meeting, or any adjournment thereof, conferring discretionary authority upon such proxies as to such other matters.

(Please mark, date and sign on the reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.	Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

FOR the nominees listed below (except as marked to the contrary below)	WITHHOLD FOR ALL
1. ELECTION OF DIRECTORS ☐	☐
(01) JAMES W. BARNES
(02) JAMES A. DONAHUE
Withheld for the nominees you list below (Write that nominee’s name on the space provided below.)

The Board of Directors recommends a vote FOR the directors, FOR the amendment to the Cohu 1998 Stock Option Plan and FOR the ratification to appoint Ernst & Young LLP as Cohu’s independent auditors for 2004.

		FOR	AGAINST	ABSTAIN
2.	TO APPROVE AN AMENDMENT TO THE COHU 1998 STOCK OPTION PLAN TO INCREASE THE SHARES OF STOCK SUBJECT TO THE PLAN BY 1,000,000	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS COHU’S INDEPENDENT AUDITORS FOR 2004	☐	☐	☐

4.	IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING

STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE IN PERSON EVEN THOUGH THEY HAVE PREVIOUSLY MAILED THIS PROXY

PLEASE DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.

Signature(s):	Dated:
IMPORTANT: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲ FOLD AND DETACH HERE ▲

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59PM Eastern Time the day prior to May 11, 2004.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/cohu		Telephone 1-800-435-6710		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.